UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2015

Comcast Corporation
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA		19103-2838
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our annual meeting of shareholders held on May 21, 2015 (the “annual meeting”), our shareholders approved an amendment to our 2006 Cash Bonus Plan, as amended and restated (the “Bonus Plan”), to increase the maximum amount payable to any employee under the Bonus Plan from $12 million to $14 million with respect to any calendar year. The amendment to the Bonus Plan had previously been approved on February 17, 2015 by our Compensation Committee, subject to shareholder approval. The purpose of the Bonus Plan is to provide performance-based cash incentive compensation to certain of our management employees. Pursuant to Section 162(m) of the Internal Revenue Code, amounts paid under the Bonus Plan that are based on the achievement of certain quantitative performance goals or other objectively determinable goals may be treated as qualified performance-based compensation and be deductible by us for federal income tax purposes.

The above description of the Bonus Plan is qualified in its entirety by reference to the full text of the Bonus Plan, which was filed as Appendix A to our definitive proxy statement, dated April 10, 2015 (the “proxy statement”), and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the annual meeting, our shareholders approved, or did not approve, the following proposals. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal are set forth below.

(1)	All of the director nominees named in the proxy statement were elected to serve as directors for one-year terms.

Director	For	Withheld	Broker Non-Votes
Kenneth J. Bacon	354,998,182	3,638,903	18,240,754
Sheldon M. Bonovitz	354,820,804	3,816,281	18,240,754
Edward D. Breen	353,873,837	4,763,248	18,240,754
Joseph J. Collins	339,639,565	18,997,520	18,240,754
J. Michael Cook	355,153,039	3,484,046	18,240,754
Gerald L. Hassell	341,479,644	17,157,441	18,240,754
Jeffrey A. Honickman	355,963,609	2,673,476	18,240,754
Eduardo G. Mestre	356,478,397	2,158,688	18,240,754
Brian L. Roberts	351,524,749	7,112,336	18,240,754
Ralph J. Roberts	354,942,335	3,694,750	18,240,754
Johnathan A. Rodgers	356,487,806	2,149,279	18,240,754
Dr. Judith Rodin	340,496,985	18,140,100	18,240,754

(2)	The appointment of Deloitte & Touche LLP as our independent auditors for the 2014 fiscal year, as described in the proxy statement, was ratified.

For	Against	Abstain	Broker Non-Votes
372,711,921	2,598,015	1,567,903	N/A

(3)	Our Bonus Plan, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
350,817,500	4,584,453	3,235,133	18,240,754

(4)	A shareholder proposal to prepare an annual report on lobbying activities, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
53,664,800	287,517,275	17,455,010	18,240,754

(5)	A shareholder proposal to prohibit accelerated vesting upon a change in control, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
92,762,141	263,967,332	1,907,529	18,240,754

(6)	A shareholder proposal to provide each share an equal vote, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
123,446,126	233,831,459	1,359,500	18,240,754

Item 9.01(d).  Exhibits.

Exhibit Number	Description

99.1

Comcast Corporation 2006 Cash Bonus Plan, as amended and restated effective February 18, 2015 (incorporated by reference to Appendix A to our Definitive Proxy Statement on Schedule 14A filed on April 10, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comcast Corporation

	By:	/s/ Arthur R. Block
Date: May 22, 2015	Name: Title:	Arthur R. Block Executive Vice President, General Counsel and Secretary